UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2006

                            Entertainment Is Us, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    001-31263                  98-034160
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)

                              One Magnificent Mile
                      980 North Michigan Avenue, Suite 1400
                                Chicago, IL 60611
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 988-4808

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                                 (212) 930-9700
                              (212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review

The 2005 acquisition of Sankyo Corporation, a Japanese corporation ("Sankyo"), by Entertainment Is Us, Inc., a Delaware corporation (the "Company"), was structured in two stages. First, there was a share exchange transaction whereby a Nevada corporation called Entertainment Is Us, Inc. ("EIU") acquired all of the outstanding shares of Sankyo in exchange for 8,310,000 shares of EIU common stock (the "Sankyo Share Exchange"). Then, following the Sankyo Share Exchange, there was a second share exchange transaction whereby the Company acquired all of the outstanding shares of EIU in exchange for 94,500,000 shares of the Company's common stock (the "EIU Share Exchange"). The EIU Share Exchange was completed effective October 12, 2005.

As part of its inquiry into the transactions leading to the Company's acquisition of Sankyo, the Company engaged Japanese legal counsel to review the Sankyo Share Exchange for compliance with applicable Japanese law. On August 21, 2006, the Japanese legal counsel issued an opinion that the Sankyo Share Exchange was invalid and void under the applicable Japanese corporate statutes. As a result, although the conclusions in this legal opinion have not been tested in any Japanese court or with any other Japanese governmental authority, the Company's Board of Directors has determined that there is a serious question as to whether EIU effectively acquired Sankyo pursuant to the Sankyo Share Exchange and whether Sankyo is currently a subsidiary of the Company as of the date of this report. Consequently, on August 25, 2006, the Company's Board of Directors concluded that certain financial statements previously issued by the Company may no longer be relied upon because they consolidate the assets, liabilities and operations of Sankyo with EIU and/or the Company and, if the Japanese legal counsel's opinion is correct, the Company does not and has never owned Sankyo.

The Company's Board of Director intends to take all appropriate actions to rectify this issue on behalf of the public stockholders of the Company. The Board is actively reviewing legal options, including alternative transactions under Japanese law, to cause Sankyo to become a subsidiary of the Company or to otherwise cause the Company to own all of the assets of Sankyo. At this time, the Company can make no assurance that it will be successful in identifying viable legal options. The Company will issue further public communications relating to this issue as it determines such an alternative or if events otherwise warrant.

Since October 12, 2005, the Company has filed four reports that include financial statements which consolidate the assets, liabilities and operations of Sankyo with EIU and/or the Company. If the Japanese counsel's opinion is correct, the Company believes that under U.S. accounting standards these financial statements may need to be restated to eliminate Sankyo, which would result in financial statements that reflect the Company owning minimal assets and conducting no business operations as it had prior to October 12, 2005 under the name Auto-Q International, Inc. The reports and financial statements affected consist of the following: (1) a Current Report on Form 8-K/A filed with the SEC on October 19, 2005, which included financial statements of EIU as of September 30, 2004 and 2003 and for the years ended September 30, 2004 and 2003 audited by the Company's former independent auditors, DeJoya & Company, and unaudited financial statements of EIU as of and for the nine months ended June 30, 2005 reviewed by DeJoya & Company, (2) an Annual Report on Form 10-KSB filed with the SEC on January 13, 2006 which included financial statements of the Company as of September 30, 2005 and for the year ended September 30, 2005 audited by the Company's current independent auditors, George Brenner, CPA and for the year ended September 30, 2004 audited by DeJoya & Company, (3) a Quarterly Report on Form 10-QSB filed with the SEC on February 21, 2006 which included financial statements of the Company as of December 31, 2005 and 2004 and for the three months ended December 31, 2005 and 2004 reviewed by George Brenner, CPA, and (4) a Quarterly Report on Form 10-QSB filed with the SEC on June 23, 2006 which included financial statements of the Company as of March 31, 2006 and 2005 and for the three and six months ended March 31, 2006 and 2005, reviewed by George Brenner, CPA. These financial statements should no longer be relied upon. The Company believes that, whether or not Sankyo is currently a subsidiary of the Company, this issue does not materially affect the reported financial condition or results of operations of Sankyo itself.

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

Company management has discussed the matters disclosed in this Current Report on Form 8-K with its independent auditors, George Brenner, CPA.

Global Business Development, L.L.C. ("GBD"), an entity connected with Peter David Voss, Naoya Yoshikawa and other individuals had been engaged by the owner of Sankyo, Kyoko Kanayama, and her husband Noriyuki Kanayama, who was appointed as the Company's Chairman and Chief Executive Officer only as of January 5, 2006, to take Sankyo public in the U.S. GBD was engaged to structure the transactions that resulted in the Sankyo Share Exchange and the EIU Share Exchange. Mr. Voss, an Australian national, formed EIU and was the President of EIU at the time of the structuring of the Sankyo Share Exchange, and arranged for EIU to issue shares of its common stock to a number of companies purportedly as compensation for Voss's services. These companies are now listed as stockholders of the Company. Certain of these companies have also been reported to be stockholders of two other U.S. public companies, Global Realty Development Corp. and Solpower Corporation. The activities of Mr. Voss and these other individuals and entities are among the matters being investigated by the Company's special investigation counsel, Stillman, Friedman & Shechtman, P.C. At the appropriate time, the Company will consider whether to pursue claims against Mr. Voss and other persons.

On August 25, 2006, the Company issued press release announcing the above information and is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Exhibits.

Exhibit
Number       Description
--------------------------------------------------------------------------------
99.1         Press Release of the Company dated as of August 25, 2006.




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




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entertainment Is Us, Inc.


Date: August 25, 2006


/s/ Noriyuki Kanayama
--------------------------------
Noriyuki Kanayama,
Chief Executive Officer,
Director



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